                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Lowe's Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOWE'S COMPANIES, INC. LOGO]

Stephen A. Hellrung
Senior Vice President
General Counsel & Secretary



                                 April 19, 2001



Dear Lowe's Shareholder:

         You should have received, or shortly will receive, a packet containing the proxy statement for our 2001 annual meeting, the proxy card for voting at the meeting, and our annual report. The proxy card in the packet incorrectly names three Continuing Directors as Class III nominees. The four Class III nominees being voted on at the meeting are Leonard L. Berry, Paul Fulton, Dawn Hudson, and Robert L. Tillman.

         Enclosed is a BLUE proxy card which correctly lists the Class III nominees being voted on at the meeting and the other proposals to be voted on at the meeting. If you are voting by proxy, please use the BLUE proxy card and return it in the envelope provided. DO NOT USE THE WHITE PROXY CARD.

         If you have already filled in the white proxy card and mailed it to us, vote again by using the BLUE proxy card and mail it in the envelope provided.

         We apologize for any inconvenience this has caused you.

                                                 Very truly yours,

                                                 /s/ Stephen A. Hellrung

Enclosure

COMMON STOCK                 LOWE'S COMPANIES, INC.                 COMMON STOCK

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Stephen A. Hellrung and Robert A. Niblock as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Lowe's Companies, Inc. held of record by the undersigned on March 23, 2001, at the Annual Meeting of Shareholders to be held on May 25, 2001, or any adjournment thereof. The Board of Directors recommends a vote FOR Proposals 1 and 2 and a vote AGAINST Proposal 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROXY VOTING INSTRUCTIONS

Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2000 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                  Common Stock

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:


                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1 and 2.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:            For All       With-      For All
                                              Nominees       hold       Except
   CLASS III DIRECTORS
   (Three-year Term 2001-2004)                   [ ]          [ ]         [ ]
         (01) Leonard L. Berry
         (02) Paul Fulton
         (03) Dawn Hudson
         (04) Robert L. Tillman
   CLASS I DIRECTOR
   (One-year Term 2001-2002)
         (05) Robert A. Ingram

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                           For  Against  Abstain

2. Proposal to approve the Company's 2001 Incentive Plan.  [ ]    [ ]      [ ]

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 3.
--------------------------------------------------------------------------------

3. Proposal concerning global workplace labor standards.   [ ]    [ ]      [ ]

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     RECORD DATE SHARES:


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.

ESOP                         LOWE'S COMPANIES, INC.                         ESOP

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE LOWE'S COMPANIES
    EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")

As a participant in the Lowe's Companies Employee Stock Ownership Plan, I direct State Street Bank and Trust Company, Trustee, to vote the shares of Lowe's Companies, Inc. Common Stock allocated to my ESOP account at the Annual Meeting of Shareholders to be held on May 25, 2001, and at any adjournment thereof, in accordance with the direction on the reverse side of this card. Any allocated shares for which no written instructions are timely received and any unallocated shares held in the trust will be voted by the Trustee in the manner directed by the Lowe's Companies ESOP Management Committee.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROXY VOTING INSTRUCTIONS

Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2000 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                      ESOP

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:


                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1 and 2.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:            For All       With-      For All
                                              Nominees       hold       Except
   CLASS III DIRECTORS
   (Three-year Term 2001-2004)                   [ ]          [ ]         [ ]
         (01) Leonard L. Berry
         (02) Paul Fulton
         (03) Dawn Hudson
         (04) Robert L. Tillman
   CLASS I DIRECTOR
   (One-year Term 2001-2002)
         (05) Robert A. Ingram

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                           For  Against  Abstain

2. Proposal to approve the Company's 2001 Incentive Plan.  [ ]    [ ]      [ ]

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 3.
--------------------------------------------------------------------------------

3. Proposal concerning global workplace labor standards.   [ ]    [ ]      [ ]

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     RECORD DATE SHARES:


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.